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                                                                    EXHIBIT 23.1



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated May 15, 1998 included in this Form 10-K for the year ended March 31, 1998, into 21st Century Telecom Group, Inc.'s previously filed Registration Statement on Form S-4 No. 333-47235.




                                                             Arthur Andersen LLP


Chicago, Illinois
June 29, 1998


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